                                                                    EXHIBIT 10.3


             CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

            This Agreement is made by and between Timothy S. Smick (hereinafter "Employee"), and Sunrise Assisted Living, Inc. and Sunrise Assisted Living Management, Inc., their affiliates and operating entities (together hereinafter "Sunrise"). The Employee and Sunrise may be referred to collectively herein from time to time as "the Parties."

            WHEREAS, Employee served as Chief Operating Officer and Executive Vice President of Sunrise Assisted Living, Inc., and President of Sunrise Assisted Living Management, Inc.;

            WHEREAS, the Parties desire to change the relationship between them;

            NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows:

            1. The Employee acknowledges and agrees that he has resigned his employment with Sunrise and that his employment with Sunrise is therefore terminated as of January 31, 1998. As of January 31, 1998, the Employee will have no duties or responsibilities to be performed for Sunrise, other than those set forth herein, and shall have no authority to act on Sunrise's behalf in any way.

            2. The Employee will not receive compensation or benefits after January 31, 1998, except as hereafter provided in this paragraph 2 of this Agreement. The Employee acknowledges and understands that these benefits are not routinely provided, that they exceed those provided under existing policies, and that they are given in consideration of his release and waiver of any claim that he may have against Sunrise in connection with his employment and termination of that employment. Employee further agrees that he waives any and all right to exercise or receive payment for any vacation or sick leave accrued during his employment with Sunrise up to and including the effective date of this agreement.

               a. The Employee will receive his present base salary, less applicable withholding and taxes, through January 31, 1998.

               b. After January 31, 1998, the Employee and eligible dependents may elect to continue any medical and/or dental insurance coverage for eighteen
(18) months in accordance with the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA").

               c. All of the Employee's remaining stock options are set forth in the documents attached hereto as Exhibits A and B. All other options are forfeited. Sunrise will cooperate fully in the Employee's exercise of any stock option he may have. Employee covenants and agrees that he will not purchase or sell any securities of Sunrise until after the 3rd business day following the release by Sunrise of its earnings release for 1997.

            3. Not later than ten (10) days following the execution of this Agreement, the Employee shall submit for payment all his outstanding reimbursable business expenses incurred prior to January 31, 1998. Reasonable business expenses shall be paid.

            4. The Employee agrees to return to Chris Braccio, Sunrise Human Resources Director, all credit cards, keys, beepers, laptop computers, computer/fax/phone equipment, policy and procedure manuals, or any other Sunrise property no later than ten (10) days following the execution of this Agreement. The


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
Employee may purchase the facsimile machine provided for his use during his employment at a mutually determined fair market value.

            5. In light of his resignation of employment, the Employee shall resign from the Board of Directors of Sunrise Assisted Living, Inc. effective immediately and will execute the resignation letter attached hereto as Exhibit C which states that the Employee is resigning from the Board of Directors because of his resignation of employment from Sunrise.

            6. As of February 1, 1998, Employee will assume the lease, and all obligations under the lease, of the Infinity automobile that has been provided for his use by Sunrise if such assumption is permitted by the automobile leasing company. Sunrise will pay all lease payments due and owing prior to February 1, 1998.

            7. To the extent permitted by law, the Parties agree that they will maintain the strictest secrecy and will not communicate, make known, or divulge to any person or agency, any information whatsoever relating to the terms of this Agreement, including but not limited to the negotiations, the sums of money received, and any other consideration received, except to the Employee's immediate family, or where disclosure is compelled pursuant to legal process or for reporting purposes to the federal, state or local taxing authorities, or to lawyers or accountants engaged for such purposes or engaged in connection with this Agreement or any dispute arising hereunder, who shall likewise make no disclosures to others.

            8. The Parties agree not to make disparaging, negative or defamatory comments, whether written or oral, about or concerning the business, officers, directors, supervisors or employees or individual character or reputation thereof, regarding the other party.



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            9. (a) The Employee acknowledges that he is receiving substantial consideration under the terms of this Agreement and that his skills, abilities and expertise are readily transferable and applicable throughout a wide variety of industries, including many aspects of the health care industry. Accordingly, Employee agrees that he will not, for a one (1) year period commencing January 31, 1998, directly or indirectly, enter into, engage in, consult, be employed, render services of an advisory nature, sit as a member of the board of directors, be an officer or partner of, any entity in the assisted living and elderly housing industries that, during any part of the one (1) year period, has any operations or facilities within one hundred (100) miles of any operations or facilities of Sunrise, either as an individual on his own account, or as a partner, or joint venturer, or as an officer, director, agent or employee for any person, firm, partnership, corporation or other entity. Not withstanding the above, the Employee may own not more than ten per cent (10%) of the stock of any publicly-traded company, provided the Employee does not engage in any of the prohibitive acts set forth in this paragraph.

            (b) Employee shall have the right to request that Sunrise waive the provisions of Section 9(a) above for specific identified activities proposed by Employee. Sunrise shall have sole discretion in determining whether to waive such provisions.

            10. The Employee shall not, for a period of two (2) years following January 31, 1998, seek to induce, by any method whatsoever, any executive, officer, supervisor, or employee of Sunrise to leave their employment with Sunrise, and the Employee is prohibited, either directly or indirectly, from hiring any employee of Sunrise during that period of time.


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


            11. The Employee shall issue no press release or public announcement regarding the Employee's separation from employment or regarding Sunrise without the prior written approval of Sunrise.

            12. The Employee agrees that, if he breaches this Agreement, Sunrise will suffer substantial damages, the amount of which cannot readily be ascertained. Consequently, the Employee agrees that if he breaches this Agreement, Sunrise shall be entitled to recover from him as liquidated damages any after tax profit he may obtain through exercise of the stock options described in paragraph 2d(1) of this Agreement; provided, however, Employee shall have five (5) days after receiving notice from Sunrise in which to cure a breach of this Agreement before Sunrise shall be entitled to such damages..

            13. The Employee agrees and specifically acknowledges that his employment relationship with Sunrise has been permanently and irrevocably severed, that he will not apply for or otherwise seek employment with Sunrise, or any of its affiliates, and that Sunrise and any of its affiliates have no obligation, contractual or otherwise, to employ him in the future.

            14. Sunrise, and all persons having an interest in Sunrise, including its directors, agents, employees, parent(s), affiliates, subsidiaries, successors, assigns and representatives, hereby irrevocably and unconditionally release and discharge Employee, his heirs, personal representatives, assigns, agents, and attorneys from and covenants not to sue them for any and all claims, known or unknown, which Sunrise has or may have against Employee arising under any federal, state or local law, rule or regulation, or common law theory. This release does not affect any claims which may arise after the execution of this Agreement.


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

            15. The Employee, on behalf of himself and anyone claiming for or through him, knowingly, voluntarily and fully waives, unconditionally releases and forever discharges Sunrise and all affiliated entities, and their officers, directors, partners, owners, employees, agents, representatives, predecessors and successors, and covenants not to sue them for, any and all claims, damages or causes of action, whether known or unknown, occurring prior to and up to the date of this Agreement. The foregoing includes, but is not limited to, all claims which could have been raised under common law, including wrongful discharge or breach of contract, any federal, state or local statute, including Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fairfax County Human Rights Ordinance, the Americans with Disabilities Act, the Family and Medical Leave Act, the WARN Act, the Employment Retirement Income Security Act, any claims based on any tort, such as fraud, defamation, intentional infliction of emotional distress, or any claims for wages, insurance or other fringe benefits, including group health and pension benefits.

            16. With respect to the waiver of the Employee's rights under the Age Discrimination in Employment Act, the Employee acknowledges that he is aware of and understands the following rights under the Older Workers Benefit Protection Act:

               a. The Employee should consult an attorney before executing the waiver herein of his rights under the Age Discrimination in Employment Act;

               b. The Employee has at least twenty-one (21) days within which to consider the waiver of his rights herein under the Age Discrimination in Employment Act;


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

               c. For a period of seven (7) days following the execution of this waiver of rights under the Age Discrimination in Employment Act, the Employee can revoke the Agreement by providing written notice of such revocation to Chris Braccio, Sunrise Human Resources Director, or her successor, and the Agreement shall not become effective or enforceable until the seven (7) day revocation period has expired.

            17. Should either party file suit against the other to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to recover from the other its reasonable attorneys' fees and court costs associated with such suit or proceeding.

            18. The Employee expressly covenants and warrants that he personally has read this Agreement; that his legal counsel has fully explained the contents and the ramifications of the execution thereof; that he has had sufficient time to consider this Agreement and fully understand the contents thereof, including the fact that it contains a release of and a covenant not to sue for any and all claims which he may have against Sunrise, both known and unknown, even though there may be facts and consequences which are unknown to the Employee; and that he freely and voluntarily entered into this Agreement.

            19. This Agreement contains all of the agreements and understandings between the Parties and supersedes any prior or contemporaneous negotiations or agreements, written or oral. This Agreement can only be modified by a written Agreement signed by each party to the modification.

            20. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to its conflict of law rules. Any action for violation of this Agreement or to enforce its terms shall be brought in the Circuit


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


Court for Fairfax County, Virginia, or the United States District Court for the Eastern District of Virginia, as appropriate The Parties consent to jurisdiction and venue in these courts.

            21. In the event any portion of this Agreement shall be determined to be invalid under any applicable law, such provision shall be deemed void and the remainder of this Agreement shall continue in full force and effect.

            22. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes.






                       [Signatures on the following page]


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


              IN  WITNESS WHEREOF, the parties hereto have duly executed this

                  Agreement as of the dates indicated below.



TIMOTHY S. SMICK                          SUNRISE ASSISTED LIVING
                                          MANAGEMENT, INC.



/s/  Timothy S. Smick                     By:  /s/  David W. Faeder
     ----------------                          --------------------



                                              Executive Vice President
                                              ------------------------

                                              Title



  March 6, 1998                                 March 6, 1998
------------------------------                ----------------------

Date                                          Date

                                          SUNRISE ASSISTED LIVING, INC.



                                          By: /s/  David W. Faeder
                                              --------------------



                                              Executive Vice President
                                              ------------------------

                                              Title



                                              March 6, 1998
                                              ------------------------

                                              Date




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



                                    EXHIBIT A










                          SUNRISE ASSISTED LIVING, INC.
                             1995 STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT

                          SUNRISE ASSISTED LIVING, INC.
                             1995 STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT


                                TABLE OF CONTENTS



1. GRANT OF OPTION...................................................3
2. TERMS OF PLAN.....................................................4
3. PRICE.............................................................4
4. VESTING IN OPTIONS................................................4
5. EXERCISE OF OPTION................................................4
    (a) Time of Exercise of Option...................................4
    (b) Termination of Option........................................5
    (c) Method of Exercise of Option.................................5
6. TRANSFERABILITY...................................................6
7. EFFECT OF CHANGES IN CAPITALIZATION...............................6
    (a) Changes in Stock.............................................6
    (b) Reorganization in Which the Corporation Is the Surviving
          Corporation................................................6
    (c) Dissolution, Liquidation, Sale of Assets, Reorganization
          in Which the Corporation Is Not the Surviving
          Corporation, Etc...........................................7
    (d) Adjustments..................................................7
    (e) No Limitations on Corporation................................7
8. REQUIREMENTS OF LAW...............................................8
9. RIGHTS AS STOCKHOLDER.............................................9
10. WITHHOLDING OF TAXES.............................................9
11. DISCLAIMER OF RIGHTS.............................................9
12. INTERPRETATION OF THIS OPTION AGREEMENT..........................9
13. GOVERNING LAW....................................................10
14. BINDING EFFECT...................................................10
15. NOTICE...........................................................10
16. PARACHUTE PAYMENTS...............................................10
17. ENTIRE AGREEMENT.................................................10

                          SUNRISE ASSISTED LIVING, INC.
                             1995 STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT



      This Amended Non-Incentive Stock Option Agreement (the "Option Agreement") is made as of January 31, 1998, by and between Sunrise Assisted Living, Inc., a Delaware corporation (the "Corporation"), and Timothy S. Smick, an individual who is employed by or otherwise has a relationship with the Corporation or its subsidiaries (the "Optionee").

      WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the Sunrise Assisted Living, Inc. 1995 Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's common stock, par value $.01 per share (the "Stock"); and

      WHEREAS, the Corporation has previously granted to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation and any subsidiary thereof within the meaning of Rule 405 of Regulation C under the Securities Act of 1933, as amended (with the term "person" as used in such Rule 405 being defined as in Section 2(2) of such Act) (a "Subsidiary");

      WHEREAS, the Corporation has determined that it is desirable and in its best interests to amend the prior Option Agreement with the Optionee in connection with Optionee's termination of employment with the Corporation, all according to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.          GRANT OF OPTION

            Subject to the terms of the Plan (attached hereto as Exhibit A), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Option Agreement, One Hundred Forty One Thousand Six Hundred Sixty Seven (141,667) shares of Stock ( after giving effect to the 1 for 3 reverse stock split). This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option is February 15, 1996, the date on which the grant of the Option was approved by the Stock Option Committee (the "Committee") of the Board of Directors of the Corporation (the "Board").

2.          TERMS OF PLAN

            The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan, as it may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

3.          PRICE

            The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $10.50 per share.

4.          VESTING IN OPTIONS

            Optionee has exercised this Option as to all Shares which became vested prior to January 31, 1998. The Option became vested as an additional 25% of the shares of Stock purchasable pursuant to the Option (i.e. 35,417 shares of Stock) as of January 31, 1998 provided, however, that the Option may be exercised as to the 35,417 shares of Stock which vested as of January 31, 1998 only between June 5, 1998 and December 5, 1998. Optionee's continuous employment terminated as of January 31, 1998 and Optionee will not be vested as to any additional shares of Stock subject to the Option.

5.          EXERCISE OF OPTION

            Except as otherwise provided herein, and subject to the provisions of the Plan, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

            (a)   TIME OF EXERCISE OF OPTION

            The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Option Agreement and in the Plan), (i) to the extent the Option is vested (subject to the limitations in Section 4 as to the 35,417 shares of Stock which vested as of January 31, 1998) and (ii) has not terminated under Section 5(b). No single exercise of the Option shall be for less than 100 shares of Stock, unless the number of shares purchased is the total number at the time available for purchase under this Option.

            (b)   TERMINATION OF OPTION

            The Option shall terminate upon the earliest of (i) the expiration of a period of ten years from the date of grant of the Option, as set forth in
Section 1 above, (ii) the occurrence of a transaction or event described in
Section 7(c) which causes termination of the Option, (iii) the Optionee's termination of employment with the Corporation or a Subsidiary to the extent the Option has not become vested in accordance with Section 4 (regardless of whether such termination is with or without cause or by reason of death, disability or voluntary resignation), (iv) the Optionee's termination of employment with the Corporation or a Subsidiary for Cause (as defined below) whether or not the Option has become vested; (v) one year after the Optionee's termination of employment with the Corporation or a Subsidiary due to death or disability, to the extent the Option has become vested in accordance with Section 4; or (vi) three months after the Optionee's termination of employment with the Corporation or a Subsidiary other than for Cause, death or disability, to the extent the Option has become vested in accordance with Section 4 except as to the 35,417 shares of Stock which vested as of January 31, 1998 which shall terminate on December 6, 1998 or such later date as determined in accordance with Section 8. For purposes of this Agreement, Cause means, as determined by the Board, (i) fraud or theft against the Corporation or a Subsidiary or conviction (no longer subject to appeal) for a felony offense; (ii) conviction (no longer subject to appeal) for a criminal offense involving moral turpitude; (iii) compromising trade secrets or other proprietary information of the Corporation or a Subsidiary; (iv) willful failure or refusal to perform material assigned duties; or (v) gross or willful misconduct that causes substantial and material harm to the business and operations of the Corporation or a Subsidiary.

            (c)   METHOD OF EXERCISE OF OPTION

            Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of the President, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made in cash or by certified check payable to the order of the Corporation. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the Optionee and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

6.          TRANSFERABILITY.

            During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

7.          EFFECT OF CHANGES IN CAPITALIZATION


            (a)   CHANGES IN STOCK

            If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date of grant of the Option, the number and kind of shares of Stock for which the Option was granted shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

            (b)   REORGANIZATION IN WHICH THE CORPORATION IS THE
                  SURVIVING CORPORATION

            Subject to Subsection 7(c)(iv) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

            (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING
                  CORPORATION, ETC.

            The Option shall terminate (i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all of the assets of the Corporation to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Corporation is the surviving corporation, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the assumption of the Option or for the substitution for the Option of a new option(s) covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Option theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the general limitations on exercise set forth in Section 5), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Corporation shall send written notice of a transaction or event that will result in such a termination to Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

            (d)   ADJUSTMENTS

            Adjustments under this Section 7 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

            (e)   NO LIMITATIONS ON CORPORATION

            The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

8.          REQUIREMENTS OF LAW

            The Corporation shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory or self-regulatory body is necessary or desirable as a condition of, or in connection with the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon the exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered thereby, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

      Nothwithstanding any provision in this Agreement to the contrary, if prior to the termination of this Option, there is a period during which Optionee would be precluded from exercising the Option and selling the shares of Stock covered by the Option due to this Section 8, the date of termination of this Option shall be extended for a period equal to the period during which Optionee was so precluded, but in no event after the expiration of a period of ten (10) years from the date of grant of the Option as set forth in Section 1. During any period in which Optionee is precluded from exercising the Option and selling the shares of Stock as described herein, Optionee may elect to forfeit the Option at which time the covenant not to compete with the Corporation, if then in effect, shall terminate.

9.          RIGHTS AS STOCKHOLDER

            Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

10.         WITHHOLDING OF TAXES

            The parties hereto recognize that the Corporation or a Subsidiary may be obligated to withhold federal, state and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option or in connection with the purchase of the Option by the Corporation. The Optionee agrees that the Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Corporation or a Subsidiary.

11.         DISCLAIMER OF RIGHTS

            No provision in this Option Agreement shall be construed to confer upon the Optionee the right to remain in the employ or service of or to maintain a relationship with the Corporation or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Corporation or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any Subsidiary.

12.         INTERPRETATION OF THIS OPTION AGREEMENT

            All decisions and interpretations made by the Board or the Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be final, binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

13.         GOVERNING LAW

            This Option Agreement shall be governed by the laws of the State of Delaware (excluding its choice of law rules).

14.         BINDING EFFECT

            Subject to all restrictions provided for in this Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Option Agreement and the Option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

15.         NOTICE

            Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of the President, or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

16.         PARACHUTE PAYMENTS

            Notwithstanding any provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation, this Option Agreement expressly modifies and excludes application of Section 7(b) of the Plan relating to "parachute payments" within the meaning of Section 280G(b)(2) of the Code.

17.         ENTIRE AGREEMENT

            This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Option Agreement, or caused this Option Agreement to be duly executed and delivered in their names and on their behalf, as of the day and year first above written.

                                      SUNRISE ASSISTED LIVING, INC.

                                      By: /s/ Thomas B. Newell
                                          --------------------------------

                                      Title:  Executive Vice President
                                           -------------------------------


                                      OPTIONEE:


                                        /s/ Timothy S. Smick
                                      ------------------------------------
                                      Timothy S. Smick

                                      ADDRESS FOR NOTICE TO
                                      OPTIONEE:

                                      937 Bellview Road
                                      -----------------
                                      Number     Street

                                      McLean, Virginia 22102
                                      ----------------------
                                      City    State    Zip Code

EXHIBIT A: 1995 STOCK OPTION PLAN (EXHIBIT 10.20 TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997)

                                    EXHIBIT B










                          SUNRISE ASSISTED LIVING, INC.
                      1996 NON-INCENTIVE STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT

                          SUNRISE ASSISTED LIVING, INC.
                      1996 NON-INCENTIVE STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT


                                TABLE OF CONTENTS



1. GRANT OF OPTION...................................................i
2. TERMS OF PLAN.....................................................ii
3. PRICE.............................................................ii
4. VESTING IN OPTIONS................................................ii
5. EXERCISE OF OPTION................................................ii
    (a) Time of Exercise of Option...................................ii
    (b) Termination of Option........................................iii
    (c) Method of Exercise of Option.................................iii
6. TRANSFERABILITY...................................................iv
7. EFFECT OF CHANGES IN CAPITALIZATION...............................iv
    (a) Changes in Stock.............................................iv
    (b) Reorganization in Which the Corporation Is the Surviving
          Corporation................................................iv
    (c) Dissolution, Liquidation, Sale of Assets, Reorganization
          in Which the Corporation Is Not the Surviving
          Corporation, Etc...........................................v
    (d) Adjustments..................................................v
    (e) No Limitations on Corporation................................v
8. REQUIREMENTS OF LAW...............................................vi
9. RIGHTS AS STOCKHOLDER.............................................vii
10. WITHHOLDING OF TAXES.............................................vii
11. DISCLAIMER OF RIGHTS.............................................vii
12. INTERPRETATION OF THIS OPTION AGREEMENT..........................vii
13. GOVERNING LAW....................................................viii
14. BINDING EFFECT...................................................viii
15. NOTICE...........................................................viii
16. PARACHUTE PAYMENTS...............................................viii
17. ENTIRE AGREEMENT.................................................viii

                          SUNRISE ASSISTED LIVING, INC.
                      1996 NON-INCENTIVE STOCK OPTION PLAN
                AMENDED NON-INCENTIVE STOCK OPTION AGREEMENT



      This Amended Non-Incentive Stock Option Agreement (the "Option Agreement") is made as of January 31, 1998, by and between Sunrise Assisted Living, Inc., a Delaware corporation (the "Corporation"), and Timothy S. Smick, an individual who is employed by or otherwise has a relationship with the Corporation or its subsidiaries (the "Optionee").

      WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the Sunrise Assisted Living, Inc. 1996 Non-Incentive Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's common stock, par value $.01 per share (the "Stock"); and

      WHEREAS, the Corporation has previously granted to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation and any subsidiary thereof within the meaning of Rule 405 of Regulation C under the Securities Act of 1933, as amended (with the term "person" as used in such Rule 405 being defined as in Section 2(2) of such Act) (a "Subsidiary");

      WHEREAS, the Corporation has determined that it is desirable and in its best interests to amend the prior Option Agreement with the Optionee in connection with Optionee's termination of employment with the Corporation, all according to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.          GRANT OF OPTION

            Subject to the terms of the Plan (attached hereto as Exhibit A), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Option Agreement, One Hundred Thousand (100,000) shares of Stock. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option is December 13, 1996, the date on which the grant of the Option was approved by the Stock Option Committee (the "Committee") of the Board of Directors of the Corporation (the "Board").

2.          TERMS OF PLAN

            The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan, as it may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

3.          PRICE

            The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $25.625 per share.

4.          VESTING IN OPTIONS

            The Option became vested as to 25% of the shares of Stock purchasable pursuant to the Option on the first anniversary of the date of grant of the Option (the "Anniversary Date"). Optionee's continuous employment terminated as of January 31, 1998 and Optionee will not be vested as to any additional shares of Stock subject to the Option.


5.          EXERCISE OF OPTION

            Except as otherwise provided herein, and subject to the provisions of the Plan, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

            (a)   TIME OF EXERCISE OF OPTION

            The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Option Agreement and in the Plan), (i) to the extent the Option is vested and (ii) has not terminated under Section 5(b). No single exercise of the Option shall be for less than 100 shares of Stock, unless the number of shares purchased is the total number at the time available for purchase under this Option.

            (b)   TERMINATION OF OPTION

            The Option shall terminate upon the earliest of (i) the expiration of a period of ten years from the date of grant of the Option, as set forth in
Section 1 above, (ii) the occurrence of a transaction or event described in
Section 7(c) which causes termination of the Option, (iii) the Optionee's termination of employment with the Corporation or a Subsidiary to the extent the Option has not become vested in accordance with Section 4 (regardless of whether such termination is with or without cause or by reason of death, disability or voluntary resignation), (iv) the Optionee's termination of employment with the Corporation or a Subsidiary for Cause (as defined below) whether or not the Option has become vested; (v) one year after the Optionee's termination of employment with the Corporation or a Subsidiary due to death or disability, to the extent the Option has become vested in accordance with Section 4; or (vi) July 1, 1998 or such later date as determined in accordance with Section 8, to the extent the Option has become vested in accordance with Section 4. For purposes of this Agreement, Cause means, as determined by the Board, (i) fraud or theft against the Corporation or a Subsidiary or conviction (no longer subject to appeal) for a felony offense; (ii) conviction (no longer subject to appeal) for a criminal offense involving moral turpitude; (iii) compromising trade secrets or other proprietary information of the Corporation or a Subsidiary; (iv) willful failure or refusal to perform material assigned duties; or (v) gross or willful misconduct that causes substantial and material harm to the business and operations of the Corporation or a Subsidiary.

            (c)   METHOD OF EXERCISE OF OPTION

            Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of the President, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made in cash or by certified check payable to the order of the Corporation. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the Optionee and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

6.          TRANSFERABILITY.

            During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

7.          EFFECT OF CHANGES IN CAPITALIZATION


            (a)   CHANGES IN STOCK

            If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date of grant of the Option, the number and kind of shares of Stock for which the Option was granted shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

            (b)   REORGANIZATION IN WHICH THE CORPORATION IS THE
                  SURVIVING CORPORATION

            Subject to Subsection 7(c)(iv) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

            (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING
                  CORPORATION, ETC.

            The Option shall terminate (i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all of the assets of the Corporation to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Corporation is the surviving corporation, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the assumption of the Option or for the substitution for the Option of a new option(s) covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Option theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the general limitations on exercise set forth in Section 5), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Corporation shall send written notice of a transaction or event that will result in such a termination to Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

            (d)   ADJUSTMENTS

            Adjustments under this Section 7 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

            (e)   NO LIMITATIONS ON CORPORATION

            The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

8.          REQUIREMENTS OF LAW

            The Corporation shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory or self-regulatory body is necessary or desirable as a condition of, or in connection with the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon the exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered thereby, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            Nothwithstanding any provision in this Agreement to the contrary, if prior to the termination of this Option, there is a period during which Optionee would be precluded from exercising the Option and selling the shares of Stock covered by the Option due to this Section 8, the date of termination of this Option shall be extended for a period equal to the period during which Optionee was so precluded, but in no event after the expiration of a period of ten (10) years from the date of grant of the Option as set forth in Section 1. During any period in which Optionee is precluded from exercising the Option and selling the shares of Stock as described herein, Optionee may elect to forfeit the Option, at which time the covenant not to compete with the Corporation, if then in effect, shall terminate.

9.          RIGHTS AS STOCKHOLDER

            Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

10.         WITHHOLDING OF TAXES

            The parties hereto recognize that the Corporation or a Subsidiary may be obligated to withhold federal, state and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option or in connection with the purchase of the Option by the Corporation. The Optionee agrees that the Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Corporation or a Subsidiary.

11.         DISCLAIMER OF RIGHTS

            No provision in this Option Agreement shall be construed to confer upon the Optionee the right to remain in the employ or service of or to maintain a relationship with the Corporation or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Corporation or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Corporation or any Subsidiary.

12.         INTERPRETATION OF THIS OPTION AGREEMENT

            All decisions and interpretations made by the Board or the Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be final, binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

13.         GOVERNING LAW

            This Option Agreement shall be governed by the laws of the State of Delaware (excluding its choice of law rules).

14.         BINDING EFFECT

            Subject to all restrictions provided for in this Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Option Agreement and the Option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

15.         NOTICE

            Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of the President, or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

16.         PARACHUTE PAYMENTS

            Notwithstanding any provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation, this Option Agreement expressly modifies and excludes application of Section 7(b) of the Plan relating to "parachute payments" within the meaning of Section 280G(b)(2) of the Code.

17.         ENTIRE AGREEMENT

            This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Option Agreement, or caused this Option Agreement to be duly executed and delivered in their names and on their behalf, as of the day and year first above written.

                                      SUNRISE ASSISTED LIVING, INC.

                                      By: /s/ Thomas B. Newell
                                         --------------------------------

                                      Title:  Executive Vice President
                                            -----------------------------


                                      OPTIONEE:


                                        /s/ Timothy S. Smick
                                      -----------------------------------
                                      Timothy S. Smick

                                      ADDRESS FOR NOTICE TO
                                      OPTIONEE:

                                      937 Bellview Road
                                      -----------------
                                      Number     Street

                                      McLean, Virginia 22102
                                      ----------------------
                                      City    State    Zip Code

EXHIBIT A: 1996 NON-INCENTIVE STOCK OPTION PLAN (EXHIBIT 10.24 TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997)

                                   EXHIBIT C



                              M E M O R A N D U M



TO:         The Board of Directors of Sunrise Assisted Living, Inc.

FROM:       Timothy S. Smick     /s/ Timothy S. Smick

RE: Resignation of Employment from Board of Directors of Sunrise Assisted Living, Inc.

================================================================================



            Please accept my resignation from the Board of Directors effective March 3, 1998 in light of my resignation from the employment of Sunrise Assisted Living, Inc.




                                       1